Exhibit 10.1


                              SECOND AMENDMENT

                                     TO

                           GROUND LEASE AGREEMENT

                                  between

                          BRAZOS RIVER LEASING L.P.

                                    and

               DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                          Dated as of June 1, 1994




This Second Amendment to Ground Lease Agreement has been manually executed in 12 counterparts, numbered consecutively from 1 through 12, of which this is No. ____. To the extent, if any, that this Second Amendment to Ground Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Second Amendment to Ground Lease Agreement may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

                 SECOND AMENDMENT TO GROUND LEASE AGREEMENT

     This Second Amendment to Ground Lease Agreement is made and entered into as of June 1, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                        W I T N E S S E T H:

     WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into a Ground Lease Agreement, dated as of October 30, 1992 (the "Ground Lease Agreement"); and

     WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Ground Lease Agreement to set forth their mutual agreement; and

     WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Property leased by Brazos under the Ground Lease Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Ground Lease Agreement is hereby amended as follows:

     1. The definition of "Basic Rent" in Section 1.01 of the Ground Lease Agreement is hereby amended to delete from paragraph (iii) thereof the reference to "0.95%" and insert in lieu thereof "0.20%".

     2. Brazos and Diamond Shamrock R & M agree that this Second Amendment to Ground Lease Agreement shall not be effective until the approvals required by
Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of the Fourth Amendment and Modification Agreement by the necessary parties under the Credit Agreement.

     3. Defined terms used in this Second Amendment to Ground Lease Agreement and not otherwise defined herein have the meanings ascribed to those terms in the Ground Lease Agreement.

     IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this Second Amendment to Ground Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                             BRAZOS RIVER LEASING L.P.

                             By:  Headwater Investments L.P.,
                                  its General Partner

                                  By: Headwater Holdings, Inc.,
                                      its General Partner


                                  By: /S/ GREGORY C. GREENE
                                          Gregory C. Greene,
                                          President



                             DIAMOND SHAMROCK REFINING
                                  AND MARKETING COMPANY


                             By: /S/ R.C. BECKER
                             Name:   R.C. Becker
                             Title:  Vice President and Treasurer


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